ALPINE EQUITY TRUST
ALPINE CYCLICAL ADVANTAGE PROPERTY FUND
c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

Special Meeting of Shareholders to be held on October 16, 2015

September 16, 2015

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to Alpine Cyclical Advantage Property Fund (the “Target Fund”), a series of Alpine Equity Trust, a Massachusetts business trust (the “Trust”). Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders (“Meeting”) for the Target Fund to be held on October 16, 2015, at the offices of Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Purchase, New York 10577 at 10:30 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding the Target Fund. The transaction involves a proposal to reorganize the Target Fund into Alpine Global Infrastructure Fund, also a series of the Trust (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board unanimously recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting or any adjournments thereof.

Sincerely,

Andrew Pappert Secretary Alpine Equity Trust

ALPINE EQUITY TRUST
ALPINE CYCLICAL ADVANTAGE PROPERTY FUND

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize Alpine Cyclical Advantage Property Fund (the “Target Fund”) into Alpine Global Infrastructure Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), each a series of Alpine Equity Trust (the “Trust”). While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of Trustees of the Trust (the “Board”) has unanimously approved the reorganization (the “Reorganization”), subject to shareholder approval, under which the Target Fund would be combined with the Acquiring Fund, another series of the Trust managed by Alpine Woods Capital Investors, LLC (“Alpine”). If shareholders of the Target Fund approve the Reorganization, you would become a shareholder of the Acquiring Fund. The Acquiring Fund, after the Reorganization, is sometimes referred to herein as the “Combined Fund.”

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization is approved, the Target Fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own on the date of the Reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The Board and management believe that the Reorganization is in the best interests of the Target Fund. The Reorganization is a part of management’s continuing effort to rationalize the Alpine family of funds into a more cohesive product set. The Board does not expect the Target Fund to experience significant growth in the foreseeable future and believes that the Combined Fund would be better positioned for growth than the Target Fund on its own. The Board also believes that the proposed Reorganization is preferable to liquidating the Target Fund, as it will provide shareholders with the opportunity to continue participating in the Alpine fund family.

The Acquiring Fund outperformed the Target Fund for the one-, three-, and five-year and since inception periods ended June 30, 2015. The Acquiring Fund had $224.82 million in assets, whereas the Target Fund had $55.73 million in assets as of June 30, 2015. This in turn may provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time. In addition, following the Reorganization, you would be a shareholder of the Combined Fund, which is expected to have higher net assets and lower net total expense ratios for all classes based on current and/or proposed contractual arrangements for waiving fees and/or reimbursing expenses in place for each Fund.

The Board also considered the continuity of investment advisory services. Alpine currently serves as investment adviser for both Funds. The Acquiring Fund’s portfolio managers would manage the Combined Fund.

Q.	ARE THERE DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES OF THE TARGET FUND AND THE ACQUIRING FUND?

A. Yes, there are significant differences in the investment objectives, principal investment policies and strategies, and principal risks between the Target Fund and the Acquiring Fund. The most significant difference between the Funds is with respect to their 80% investment policy and concentration policies: the Target Fund is a real estate fund that invests at least 80% of its net assets in securities of issuers that are engaged principally in the real estate industry, while the Acquiring Fund is an infrastructure fund that invests at least 80% of its assets in securities of issuers in the infrastructure industry. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of these differences, as considered by the Board.

	Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)
Investment Objectives	The Target Fund seeks long-term capital growth. Current income is a secondary objective.	The Acquiring Fund seeks capital appreciation. Current income is a secondary objective.
80% Investment Policy
Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts, real estate operating companies and homebuilders, institutions that provide real estate financing and companies with substantial real estate holdings, such as hotel and entertainment companies.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer is an issuer at least 50% of the assets of which are infrastructure assets or 50% of its gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society.

Concentration Policy
The Target Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Target Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.
The Acquiring Fund concentrates its investments in the equity securities of U.S. and non-U.S. infrastructure-related issuers.
Investment in Foreign Securities
The Target Fund invests globally and positions its investments to take advantage of different local, regional and national real estate cycles, as well as specific property type cycles.

The Target Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of issuers in emerging markets.

Under normal market conditions, the Acquiring Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States.

The Acquiring Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

Q.	WHAT ARE THE DIFFERENCES IN THE PRINCIPAL RISKS OF THE TARGET FUND AND THE ACQUIRING FUND?

A. The differences in the principal risks of the Target Fund and the Acquiring Fund are generally attributable to the respective 80% investment policies of each Fund.  The Acquiring Fund characterizes each of the following as a principal risk of investing in the Acquiring Fund (while the Target Fund does not): Dividend Strategy Risk; Infrastructure-Related Investment Risk and Portfolio Turnover Risk. Should the Reorganization be consummated and you become a shareholder of the Combined Fund, these risks will be new to you as a Target Fund shareholder. The Target Fund characterizes each of the following as a principal risk of investing in the Target Fund (while the Acquiring Fund does not): Interest Rate Risk; Liquidity Risk; Micro Capitalization Company Risk; Real Estate Investment Trusts (“REITs”) Risk; and Real Estate Securities Risk.

Q.	HOW IS THE REORGANIZATION EXPECTED TO IMPACT FUND FEES AND EXPENSES?

A. The Reorganization is expected to have the following impact on the fees and expenses of the Institutional Class shares of the Target Fund:

•
Gross and net total operating expenses of Institutional Class shares of the Combined Fund are expected to be lower than gross and net total operating expenses of the Institutional Class shares of the Target Fund.

•
The Combined Fund will be subject to expense limitations whereas the Target Fund is not currently subject to expense limitations. The Combined Fund offers Class A shares and Institutional Class shares, while the Target Fund offers only Institutional Class shares. Alpine has agreed to cap, effective from the Closing Date of the Reorganization through March 1, 2017, the net total operating expenses (including 12b-1 fees, but excluding brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Combined Fund to 1.45% of the average net assets of Class A shares and 1.20% of the average net assets of the Institutional Class shares. Alpine may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual operating expenses of the Combined Fund for any year to exceed the limits described above.

Please see “Summary—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by the Target Fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No commission, redemption fee or other transactional fee will be charged by the Target Fund as a result of the Reorganization. You will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you own on as of the close of business on the day of the closing of the Reorganization (the “Closing Date”).

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. You will receive shares of the same class of the Acquiring Fund as you hold in the Target Fund as of the close of business on the Closing Date. You will receive shares of the Institutional Class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Institutional Class shares of the Target Fund that you own as of the close of business on the Closing Date.

Q.	WILL I RECEIVE THE SAME NUMBER OF SHARES OF THE ACQUIRING FUND AS I CURRENTLY OWN OF THE TARGET FUND?

A. No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own as of the close of business on the Closing Date. However, the number of shares you receive will depend on the net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of business on the Closing Date. Thus, if as of the Closing Date, the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of Target Fund shares that occur before the closing of the Reorganization will be processed according to the Target Fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of the Acquiring Fund as the class of shares of the Target Fund you own on the Closing Date. Your current privilege to exchange shares of the Target Fund for shares of other funds in the Alpine family of funds will not change.

Please see “Summary—Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for more information.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN THE TARGET FUND PRIOR TO THE REORGANIZATION?

A. Institutional Class shares of the Target Fund are currently available for purchase and incoming exchanges. However, if the shareholders of the Target Fund approve the Reorganization, the Target Fund will close to new purchases and exchanges approximately two business days prior to the closing of the Reorganization.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization.

If Target Fund shareholders approve the Reorganization, the Target Fund will distribute its realized capital gains to shareholders prior to the Closing Date. Fund shareholders who do not hold their shares in a tax-advantaged account will receive a taxable capital gain distribution as a result. In addition, it is anticipated that the Target Fund’s portfolio manager will sell a substantial portion of the Target Fund’s portfolio securities after shareholder approval of the Reorganization but before the Closing Date of the Reorganization, and the Target Fund will realize capital gain or loss in connection with those sales. Due to the Target Fund’s substantial capital loss carryforwards, it is not expected that those gains will be distributed to shareholders.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Alpine will pay for all of the costs solely and directly related to the Reorganization, including any proxy solicitation costs (the “Reorganization Costs”), on behalf of the Target Fund and the Acquiring Fund.

Alpine, on behalf of the Target Fund, has retained AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation of proxies and the cost for such solicitation services will be borne by Alpine as Reorganization Costs as described above.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Board members, unanimously recommends that you vote FOR the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of the Target Fund do not approve the Reorganization, then you will remain a shareholder of the Target Fund and the Board may consider other alternatives.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, the Target Fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies. You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 25% of the Target Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which may determine the outcome of the vote. Shares of the Target Fund held by institutes and charitable trusts overseen by the principals of Alpine, but for which they do not maintain a beneficial ownership interest, will be voted in proportion to the total votes received from shareholders who are not principals of Alpine, their family members or affiliates of Alpine. Proxies relating to shares of the Target Fund held by clients of Alpine’s affiliates will be passed through to those clients so that those clients will vote with respect to the Reorganization.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If the shareholders of the Target Fund approve the Reorganization at the Meeting on October 16, 2015, the Closing Date of the Reorganization is expected to occur on or about October 23, 2015.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of the Target Fund at the close of business on August 25, 2015, you are entitled to vote those shares, even if you are no longer a shareholder of the Target Fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call AST Fund Solutions, LLC, the Target Fund’s proxy solicitor, at 800-331-7543.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

ALPINE EQUITY TRUST
(a Massachusetts Business Trust)
Alpine Cyclical Advantage Property Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 16, 2015

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Alpine Cyclical Advantage Property Fund (the “Target Fund”), a series of Alpine Equity Trust (the “Trust”), will be held at the offices of Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Purchase, New York 10577, on October 16, 2015, at 10:30 a.m., Eastern time, for the following purposes:

PROPOSAL 1:
To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of the Target Fund by Alpine Global Infrastructure Fund (the “Acquiring Fund”), a series of the Trust, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund, to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on August 25, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Andrew Pappert
Secretary
Alpine Equity Trust

September 16, 2015

PROXY STATEMENT/PROSPECTUS

SEPTEMBER 16, 2015

PROXY STATEMENT FOR:

ALPINE EQUITY TRUST
Alpine Cyclical Advantage Property Fund
(the “Target Fund”)

c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

PROSPECTUS FOR:

ALPINE EQUITY TRUST
Alpine Global Infrastructure Fund
(the “Acquiring Fund”)

(the Target Fund, together with the Acquiring Fund, the “Funds” and each, a “Fund”)

c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Alpine Equity Trust, a Massachusetts business trust (the “Trust”), for a Special Meeting of Shareholders of the Target Fund (the “Meeting”). The Meeting will be held on October 16, 2015, at 10:30 a.m., Eastern time, at the offices of Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Purchase, New York 10577. At the Meeting, shareholders of the Target Fund as of the close of business on August 25, 2015 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:
To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets of the Target Fund by the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund to be distributed to the shareholders of the Target Fund (the “Reorganization”), and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund by the Acquiring Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization (the “Closing Date”). Thereafter, the Target Fund would be terminated as a series of the Trust.

As a shareholder of the Target Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement pursuant to which the Reorganization of the Target Fund would be accomplished. Because the Reorganization will result in shareholders of the Target Fund holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

If the Reorganization of the Target Fund is approved, the shareholders of the Target Fund will receive full and fractional shares of the Acquiring Fund according to the following chart:

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received*
Alpine Cyclical Advantage Property Fund	Alpine Global Infrastructure Fund
Institutional Class	Institutional Class

*	The Acquiring Fund also offers Class A shares. This share class is not offered by this Proxy Statement/Prospectus.

For more information about the Institutional Class shares offered by each of the Funds, see “Summary—Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a separate series of the Trust, a registered open-end management investment company organized as a Massachusetts business trust. There are significant differences in the investment objectives, policies, strategies and principal risks between the Target Fund and the Acquiring Fund. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated September 16, 2015, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or by calling 1-888-785-5578.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statement of additional information of the Funds (the “Funds SAI”) filed with the SEC on the dates listed in Appendix A.

The Prospectus of the Target Fund and the Funds SAI are incorporated into this Proxy Statement/Prospectus by reference. The Prospectus of the Acquiring Fund is not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the annual report for the fiscal year ended October 31, 2014 and the semiannual report for the fiscal period ended April 30, 2015 are incorporated herein by reference. You may receive without charge copies of the Prospectuses, Funds SAI, and annual and semiannual reports for the Funds by writing the Funds at Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266, by accessing the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

The financial highlights for the Acquiring Fund contained in the semiannual report to shareholders for the fiscal period ended April 30, 2015 are attached to this Proxy Statement/Prospectus as Appendix C. In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form
N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	7
Proposed Reorganization	7
Certain Defined Terms Used in This Proxy Statement/Prospectus	8
Comparison of Investment Objectives and Principal Investment Strategies	8
Effect on Expenses	10
Comparison of Fees and Expenses	10
Federal Income Tax Consequences	12
Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures	13
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS	13
Investment Objectives	13
Principal Investment Policies and Strategies	13
Risk Factors	13
Side-by-Side Comparison	16
PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION	18
How to Buy Shares – Institutional Class	18
Exchange Privilege	20
How to Redeem Shares	22
How the Funds Value Their Shares	24
Short-Term Trading Practices	25
Anti-Money Laundering	26
Right of Accumulation	26
Payments to Broker/Dealers and Other Financial Intermediaries	27
Revenue Sharing, Networking and Sub-Transfer Agency Fees	27
Dividends, Distributions and Taxes	27

INFORMATION ABOUT THE PROPOSED REORGANIZATION	29
The Reorganization Agreement	29
Description of the Acquiring Fund’s Shares	30
Reasons for the Reorganization and Board Considerations	30
Federal Income Tax Consequences	32
TERMINATION OF THE TARGET FUND	33
PORTFOLIO SECURITIES	33
INFORMATION ABOUT MANAGEMENT OF THE TARGET FUND AND THE ACQUIRING FUND	33
Legal Proceedings	33
Management of the Target Fund	34
Management of the Acquiring Fund	34
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND	35
Financial Highlights	35
Distribution Arrangements	35
Capitalization	35
Shareholder Rights and Obligations	36
Other Business	36
Shareholder Communications with the Board	36
Voting Information	36

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At a meeting held on July 31, 2015, the Board of the Acquiring Fund and the Target Fund, including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets of the Target Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund as a series of the Trust.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund at the Meeting to be held on October 16, 2015, is scheduled to be effective as of the close of business on October 23, 2015, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. Institutional Class shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund. See “Information about the Proposed Reorganization” below. For more information about Institutional Class shares, see “Summary—Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Target Fund, including all of the Independent Board Members, has concluded that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund, having determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

As a condition to the closing of the Reorganization, each party to the Reorganization Agreement (other than Alpine Woods Capital Investors, LLC (“Alpine” or the “Adviser”)), must receive an opinion of Willkie Farr & Gallagher LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

As described further under the heading “Portfolio Securities,” after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, it is currently anticipated that the Target Fund will sell approximately 98% of its assets in connection with the Reorganization in order to better align with the Acquiring Fund’s investment strategies. This estimate is subject to change based on market conditions and other factors. During this period, the Target Fund will not seek to comply with its stated investment policies or limitations. The tax impact of such sales will depend on the difference between the price at which such portfolio securities are sold and the Target Fund’s tax basis in such securities. Any net capital gains recognized on these sales are not expected to be distributed to Target Fund shareholders due to substantial capital loss carryforwards. As of September 10, 2015, it is anticipated that, in connection with the repositioning of the Target Fund’s portfolio prior to the Reorganization, the Target Fund will realize approximately $505,288 in capital losses as a result of these sales, of which $126,226 or $0.058 per share is expected to be short-term capital gain and $631,514 or $0.288 per share is expected to be long-term capital losses. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change. Any anticipated realized gains or losses in connection with this repositioning are in addition to any gains or losses realized by the Target Fund during the fiscal year that are unrelated to the Reorganization. The Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income not previously distributed for taxable years ending on or prior to the Closing Date. It is currently anticipated that transaction costs of approximately $73,615 or $0.0336 per share (based on the outstanding shares of the Target Fund as of September 10, 2015) would be incurred as a result of the repositioning of its portfolio securities in connection with the Reorganization; however, these estimates are subject to change.  These costs will not be borne by Alpine.

Certain Defined Terms Used in This Proxy Statement/Prospectus

The Target Fund and the Acquiring Fund are each a series of Alpine Equity Trust (the “Trust”), a Massachusetts business trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Acquiring Fund and Target Fund are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders” and the Board of Trustees overseeing the Acquiring Fund and the Target Fund is referred to herein as the “Board.” After giving effect to the Reorganization, the Acquiring Fund is referred to as the “Combined Fund.”

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including their principal risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the Combined Fund following the Reorganization. More information can be found in the Funds’ Prospectuses and Funds SAI.

The Funds have similar investment objectives. The Target Fund seeks capital growth. The Acquiring Fund seeks capital appreciation. Both Funds seek current income as a secondary objective. Both Funds may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges and have a global mandate. Each Fund may invest in issuers of any size, allowing the portfolio manager flexibility to identify investment opportunities that are expected to help the Fund achieve its investment objective. Each Fund also is classified as diversified.

However, there are significant differences in principal investment policies and strategies between the Funds, as outlined in the chart below. The most significant difference between the Funds is with respect to their 80% investment policy and concentration policies: the Target Fund invests at least 80% of its net assets in securities of issuers that are engaged principally in the real estate industry, while the Acquiring Fund invests at least 80% of its assets in securities of issuers in the infrastructure industry.

	Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Investment Objective(s)	Seeks long-term capital growth. Current income is a secondary objective.	Seeks capital appreciation. Current income is a secondary objective.	The Target Fund seeks long-term capital growth while the Acquiring Fund seeks capital appreciation.
Principal Investment Policies and Strategies
80% investment policy:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, institutions that provide real estate financing and companies with substantial real estate holdings, such as hotel and entertainment companies.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

80% investment policy:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer is an issuer at least 50% of the assets of which are infrastructure assets or 50% of its gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

The Target Fund invests at least 80% of its net assets in securities of companies engaged principally in the real estate industry.

The Acquiring Fund invests at least 80% of its net assets in the securities of infrastructure-related issuers.

Concentration policy:
The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.
		Concentration policy: The Fund concentrates its investments in the equity securities of U.S. and non-U.S. infrastructure-related issuers.	The Target Fund concentrates its investments in the real estate industry. The Acquiring Fund concentrates its investments in the infrastructure industry.
Investment in foreign securities:
The Fund invests globally and positions its investments to take advantage of different local, regional and national real estate cycles, as well as specific property type cycles.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of issuers in emerging markets.

Investment in foreign securities:
Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Target Fund invests globally and positions its investments to take advantage of different local, regional and national real estate cycles.

The Acquiring Fund maintains no less than 40% of its net assets in the securities of non-U.S. issuers.

Selection process:
In managing the assets of the Fund, Alpine generally pursues a value-oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. Alpine considers other company fundamentals and the strength of a company’s management in making investment decisions. The Fund also invests in the securities of companies with growing earning streams that Alpine believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.
		Selection process: Alpine generally seeks companies with stable predictable cash flow with high barriers to entry, potentially monopolies or quasi-monopolies.	The Target Fund pursues a value-oriented approach and also invests in the securities of companies with growing earning streams. The Acquiring Fund seeks a stable cash flow.

The Target Fund and the Acquiring Fund are subject to certain similar principal risk factors, with certain significant differences, which are described below.

Effect on Expenses

This section summarizes the effect of the Reorganization on the fees and expenses of the Target Fund.

Following the Reorganization, if approved by shareholders, the aggregate investment advisory fees, net of any applicable waivers, of the Combined Fund is expected to be 0.94% of its average daily net assets, assuming the combined asset levels of the Acquiring Fund and the Target Fund as of October 31, 2014, each Fund’s fiscal year end. This effective fee rate is lower than the Acquiring Fund’s and Target Fund’s aggregate investment advisory fees, net of any applicable waivers, at asset levels as of October 31, 2014 (1.00% of the average daily net assets for each Fund).

Based on the expenses of the Acquiring Fund and Target Fund as of their current prospectus dated February 27, 2015, the post-Reorganization total operating expense ratio of Institutional Class shares of the Combined Fund is expected to be lower than the pre-Reorganization expense ratio of Institutional Class shares of the Target Fund, after any applicable contractual fee waiver and/or expense reimbursement arrangements. Specifically, gross and net total operating expenses of Institutional Class shares of the Combined Fund are expected to be lower than gross and net total operating expenses of the Institutional Class shares of the Target Fund. In addition, Alpine has agreed to cap, effective from the Closing Date of the Reorganization through March 1, 2017, the net total operating expenses (including 12b-1 fees, but excluding brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Combined Fund to 1.45% of the average net assets of Class A shares and 1.20% of the average net assets of the Institutional Class shares; whereas the Target Fund is currently not subject to any such expense limitation. The Combined Fund offers Class A shares and Institutional Class shares, while the Target Fund offers only Institutional Class shares. Class A shares are not offered by this Proxy Statement/Prospectus.

The Reorganization, if approved by shareholders, will not have any effect on the shareholder services available to shareholders of the Target Fund as shareholders of the Combined Fund. Please see “Summary—Comparison of Fees and Expenses” in this Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

Comparison of Fees and Expenses

The tables below compare the fees and expenses of shares of the Target Fund and the Acquiring Fund as of the end of their fiscal year on October 31, 2014, as shown in their current prospectus dated February 27, 2015, and show the estimated fees and expenses of the Combined Fund, on a pro forma basis, as if the Reorganization had occurred on May 1, 2014. The estimates are based on contracts and agreements in effect May 1, 2014 to April 30, 2015, unless otherwise noted, and reflect the operating expense accrual rates during that period, which are based on each Fund’s net assets as of the prior fiscal year end. Accordingly, the actual fees and expenses of each class of each Fund and the Combined Fund as of the Closing Date may differ from those reflected in the tables below due to changes in net assets from those as of April 30, 2015. Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the Combined Fund. For information concerning the net assets of each Fund and class, please see “Additional Information about the Target Fund and the Acquiring Fund—Capitalization.”

	Pre-Reorganization
	Alpine Cyclical Advantage Property Fund (Target Fund) Institutional Class	Alpine Global Infrastructure Fund (Acquiring Fund) Institutional Class	ProForma Combined Alpine Global Infrastructure Fund Institutional Class

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (%):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.46%	0.21%	0.24%
Interest Expense	0.07%	None	0.02%
Total Annual Fund Operating Expenses	1.53%	1.21%	1.26%(1)
Fee Waiver and/or Expense Reimbursements	-	-	(0.06)% (1)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	-	1.21%	1.20%(1)

(1)	Effective the Closing Date of the Reorganization, Alpine has agreed contractually to waive and/or reimburse expenses of the Combined Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.20% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to March 1, 2017 without the Board of Trustees’ consent. Alpine may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Alpine Cyclical Advantage Property Fund (with or without redemption)	$156	$483	$834	$1,824
Alpine Global Infrastructure Fund (with or without redemption)	$123	$384	$665	$1,466
Pro Forma Combined Alpine Global Infrastructure Fund (with or without redemption)	$122	$388	$680	$1,512

Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Target Fund, the Acquiring Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund, will receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

As described further under the heading “Portfolio Securities,” after shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, it is currently anticipated that the Target Fund will sell approximately 98% of its assets in connection with the Reorganization in order to better align with the Acquiring Fund’s investment strategies. This estimate is subject to change based on market conditions and other factors. During this period, the Target Fund will not seek to comply with its stated investment policies or limitations. The tax impact of such sales will depend on the difference between the price at which such portfolio securities are sold and the Target Fund’s tax basis in such securities. Any net capital gains recognized on these sales are not expected to be distributed to Target Fund shareholders due to substantial capital loss carryforwards. As of September 10, 2015, it is anticipated that, in connection with the repositioning of the Target Fund’s portfolio prior to the Reorganization, the Target Fund will realize approximately $505,288 in capital losses as a result of these sales, of which $126,226 or $0.058 per share is expected to be short-term capital gain and $631,154 or $0.288 per share is expected to be long-term capital losses. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change. Any anticipated realized gains or losses in connection with this repositioning are in addition to any gains or losses realized by the Target Fund during the fiscal year that are unrelated to the Reorganization. The Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income not previously distributed for taxable years ending on or prior to the Closing Date. It is currently anticipated that transaction costs of approximately $73,615 or $0.0336 per share (based on the outstanding shares of the Target Fund as of September 10, 2015) would be incurred as a result of the repositioning of its portfolio securities in connection with the Reorganization; however, these estimates are subject to change. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change. These costs will be borne by Alpine.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information About the Reorganization—Federal Income Tax Consequences.”

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Shareholders in the Target Fund will be subject to the same distribution and/or services fees after the Reorganization as they currently pay.

The exchange privileges that shareholders of the Target Fund currently have with the other funds in the Alpine fund family will not change.

Procedures for the purchase, redemption, exchange and valuation of the shares of the Target Fund and the Acquiring Fund are identical. More information about the distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Investment Objectives,” “Principal Investment Strategies,” “Principal Investment Risks” and “More on the Fund’s Investment Strategies, Investments and Risks.” The Prospectus (as supplemented from time to time) of each Fund is dated February 27, 2015.

The investment objectives, principal investment policies and strategies and principal investment risks of the Acquiring Fund will apply to the Combined Fund following the Reorganization with the Target Fund.

Investment Objectives

The Acquiring Fund seeks capital appreciation. Current income is a secondary objective.

The Target Fund seeks long-term capital growth. Current income is a secondary objective.

Principal Investment Policies and Strategies

The Target Fund invests at least 80% of its net assets in securities of issuers that are engaged principally in the real estate industry, while the Acquiring Fund invests at least 80% of its assets in securities of issuers in the infrastructure industry. The Target Fund concentrates its investments in the real estate industry, while the Acquiring Fund concentrates its investments in the infrastructure industry. Both Funds may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges and have a global mandate. The Acquiring Fund maintains no less than 40% of its net assets in the securities of non-U.S. issuers. The Target Fund pursues a value-oriented approach and also invests in the securities of companies with growing earning streams. The Acquiring Fund seeks a stable cash flow. Each Fund may invest in issuers of any size, allowing the portfolio manager flexibility to identify investment opportunities that are expected to help the Fund achieve its investment objectives. Each Fund also is classified as diversified. Each Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to Alpine’s discretionary policy based on percentage of investments in the Fund by Alpine or principals of Alpine, which permits investments in IPOs by the Acquiring Fund but not the Target Fund as of the date of this Proxy Statement/Prospectus). After the Reorganization, the Combined Fund will be able to invest a portion of its assets in shares of IPOs, based on this policy.

Following the closing of the Reorganization, the Acquiring Fund’s portfolio managers will continue to manage the Combined Fund pursuant to the Acquiring Fund’s investment restrictions. The fundamental investment policies of the Target Fund and the Acquiring Fund are set out in Appendix G.

Risk Factors

Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Fund. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes the principal risks of investing in either of the Funds:

•	Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•	Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•	Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund's shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of Alpine to accurately predict the direction of changes in currency exchange rates.

•	Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•	Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•	Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Management Risk — Alpine’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. Alpine’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for Alpine to sell at times and at prices that Alpine believes appropriate and generally are more volatile than those of larger companies.

•	Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of Alpine, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

The Acquiring Fund also characterizes each of the following as a principal risk of investing in the Fund. Should the Reorganization be consummated and you become a shareholder of the Combined Fund, these risks will be new to you as a Target Fund shareholder.

•	Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

•	Infrastructure-Related Investment Risk — Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

The Target Fund also characterizes each of the following as a principal risk of investing in the Fund:

•	Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•	Liquidity Risk — Some securities held by a Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•	Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•	Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objectives, principal investment policies and strategies, investment adviser, portfolio managers and dividend and distribution policies of the Target Fund and the Acquiring Fund.

	Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Investment Objective(s)	Seeks long-term capital growth. Current income is a secondary objective.	Seeks capital appreciation. Current income is a secondary objective.	The Target Fund seeks long-term capital growth while the Acquiring Fund seeks capital appreciation.
Principal Investment Policies and Strategies
80% policy:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, institutions that provide real estate financing and companies with substantial real estate holdings, such as hotel and entertainment companies.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

80% policy:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer is an issuer at least 50% of the assets of which are infrastructure assets or 50% of its gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

The Target Fund invests at least 80% of its net assets in securities of companies engaged principally in the real estate industry.

The Acquiring Fund invests at least 80% of its net assets in the securities of infrastructure-related issuers.

Concentration policy:
The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.
		Concentration policy: The Fund concentrates its investments in the equity securities of U.S. and non-U.S. infrastructure-related issuers.	The Target Fund concentrates its investments in the real estate industry. The Acquiring Fund concentrates its investments in the infrastructure industry.

Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund

Investment in foreign securities:
The Fund invests globally and positions its investments to take advantage of different local, regional and national real estate cycles, as well as specific property type cycles.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of issuers in emerging markets.

Investment in foreign securities:
Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Target Fund invests globally and positions its investments to take advantage of different local, regional and national real estate cycles.

The Acquiring Fund maintains no less than 40% of its net assets in the securities of non-U.S. issuers.

Selection process:
In managing the assets of the Fund, Alpine generally pursues a value-oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. Alpine considers other company fundamentals and the strength of a company’s management in making investment decisions. The Fund also invests in the securities of companies with growing earning streams that Alpine believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.
	Selection process: Alpine generally seeks to invest in companies with stable predictable cash flow with high barriers to entry, potentially monopolies or quasi-monopolies.	The Target Fund pursues a value-oriented approach and also invests in the securities of companies with growing earning streams. The Acquiring Fund seeks companies with a predictable stable cash flow.
Diversification	The Target Fund is classified as diversified.	The Acquiring Fund is classified as diversified.	Same.
Investment Adviser	Alpine	Alpine	Same.
Portfolio Manager(s)	Samuel Lieber	Josh Duitz Samuel Lieber	Samuel Lieber is a portfolio manager of both Funds.
Dividends and Other Distributions
Policy is to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Internal Revenue Code of 1986.

Policy is to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Internal Revenue Code of 1986.
Same.

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes the Institutional Class shares that the Target Fund and Acquiring Fund currently make available and that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares. Unless otherwise indicated, the term “Fund” as used in this section of the Proxy Statement/Prospectus refers to both the Target Fund and the Acquiring Fund.

Class A shares of the Acquiring Fund are not offered by this Proxy Statement/Prospectus.

How to Buy Shares – Institutional Class

You may purchase shares of the Funds on any day the NYSE is open. The minimum initial investment for the Institutional Class in each Fund is $1,000,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request in good order by the Transfer Agent or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds. All requests received in good order before 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:
·	Any shareholder as of the close of business January 3, 2012
·	Employees of Alpine or its affiliates and their immediate family
·	Current and former Trustees of funds advised by Alpine
·	Alpine or its affiliates
·	Investors in employee retirement, stock, bonus, pension or profit sharing plans
·	Investment advisory clients of Alpine or its affiliates
·	Registered Investment Advisers
·	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
·
Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Alpine or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

Purchases by Mail – Institutional Class Only

To make an initial purchase by mail:

·	Complete the application.

·	Mail the application, together with a check made payable to the Alpine Funds to:

By Mail:	By Overnight Delivery or Express Mail:

Alpine Funds	Alpine Funds
c/o Boston Financial Data Services, Inc.	c/o Boston Financial Data Services, Inc.
PO Box 8061	30 Dan Road
Boston, MA 02266-8061	Canton, MA 02021-2089

·
Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan association, or credit union. The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

·
Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

Purchases by Internet – Institutional Class Only

To open an account via the Internet with no forms to print or mail, go to www.alpinefunds.com.

Payment for shares purchased through the Funds’ website may be made only through an Automatic Clearing House (“ACH”) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at U.S. financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions initiated through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods. Minimum subsequent purchases through the website must be in amounts of $100 or more.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

Purchases by Wire – Institutional Class Only

If you are making your first investment in the Funds, before you wire funds:

·	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

·	Upon receipt of your completed application, the Transfer Agent will establish an account for you.

·
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
ABA No. 011000028

Credit:
Boston Financial Data Services, Inc.
Account No. 9905-837-2

Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, to be eligible for same day pricing. The Fund and State Street Bank and Trust Company are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By Wire – Institutional Class Only

·	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchases by Telephone – Institutional Class

To make additional investments by telephone, you must check the appropriate box on your application authorizing telephone purchases. If elected on your account application and your account has been open for at least 15 days, you may purchase shares in amounts of $100 or more by calling 1-888-785-5578. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. Your shares will be purchased at the net asset value calculated on the day of your purchase order. For security reasons, requests by telephone will be recorded.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or Alpine incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Alpine Funds, a Fund may redeem shares from your account in any of the Alpine Funds to reimburse the Fund or Alpine for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Under certain circumstances, if no activity occurs within a time period specified by state law, your shares in a Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone, mail or via the Internet as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Alpine Fund. Once an exchange request has been placed by telephone, mail, or Internet, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a fund is subject to the minimum investment requirements of that fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a fund with a redemption fee to a fund that does not currently charge a redemption fee. If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange and not the original share purchase date.

The Alpine Funds each have different investment objectives and policies. You should review the objective and policies of the fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. The exchange privilege may be modified or discontinued at any time by the Alpine Funds upon sixty days’ notice.

Voluntary Conversion. Shareholders may be able to convert Class A shares to Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with Alpine or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. Not all share classes are available through all financial intermediaries.

Exchanges by Telephone – Institutional Class

To exchange shares by telephone:

·	Call 1-888-785-5578 or your broker or financial intermediary.

·	Shares exchanged by telephone must have a value of $1,000 or more.

·	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value determined on the next business day.

·
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail – Institutional Class

To exchange shares by mail:

·	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

·	For further information, call 1-888-785-5578 or your broker or financial intermediary.

Exchanges by Internet – Institutional Class

To exchange shares via the Internet:

·	During periods of unusual economic or market conditions, you may experience difficulty in effecting an internet exchange.

·	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value determined on the next business day.

·	For further information, call 1-888-785-5578 or visit the Funds’ website at www.alpinefunds.com.

How to Redeem Shares

Institutional Class

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail – Institutional Class

To redeem shares by mail:

·	Send a letter of instruction signed by all registered owners of the account to: Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266.

·	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

·	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578 or your broker or financial intermediary.

Redeeming Shares by Telephone – Institutional Class

To redeem shares by telephone:

·
Call 1-888-785-5578 between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

·	Specify the amount of shares you want to redeem (minimum $1,000).

·	Provide the account name, as registered with the Fund, and the account number.

·
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. Once a telephone transaction has been placed, it cannot be cancelled or modified. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

·
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Redemption Fee

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as Alpine is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of each Fund’s shares held for less than 60 days. For example, a purchase with a trade date of January 2, 2015 will not be assessed a redemption fee if redeemed on or after March 3, 2015 or the following business day if this date were to fall on a weekend or holiday. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for 60 days, not including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on certain exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed on exchanges except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date. The redemption fee will also not be assessed to accounts of Alpine or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

The Funds may also waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the financial intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the financial intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

Additional Redemption Information

A redemption of shares is a taxable transaction for federal income tax purposes. The Funds may pay redemption proceeds by distributing securities held by the Fund, but only in the unlikely event that the Board of Trustees of the Funds determines that payment of the proceeds in cash would adversely affect other shareholders of the Funds. Although the Funds reserve the right to pay the redemption amount in-kind through the distribution of portfolio securities, the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

The Funds reserve the right to:

·
suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law, under extraordinary circumstances, or as permitted by the SEC in order to protect remaining shareholders;

·
close your account in Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed.

Signature Guarantees are required:

·	If ownership is changed on your account;

·	When redemption proceeds are payable or sent to any person, address or bank account not on record;

·	When establishing or modifying certain services on an account;

·	If a change of address request was received by the Transfer Agent within the last 15 days;

·
The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent; and

·	For all redemptions in excess of $50,000 from any shareholder account

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value (“NAV”). You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. The net asset value of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. The price at which a purchase or redemption is effected is based on the net asset value next computed after a Fund or its agents receive your request in good order. All requests received in good order before 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange (the “NYSE”), whichever occurs earlier (the “cut off time”), will be executed at the net asset value computed on that same day. Requests received after the cut off time (except for requests made on behalf of certain eligible retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”)) will receive the next business day’s net asset value.

In computing net asset value, portfolio securities held by the Funds are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available or securities are not valued by third party pricing services, securities are valued at fair value in accordance with fair value procedure adopted by the Board. A Fund will use an independent party pricing service or, if unavailable, fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

Short-Term Trading Practices

The Board of Trustees (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require Alpine to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when Alpine determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A or Institutional Class shares of the Fund, based on the current offer price, with other qualifying shares that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares or Institutional Class shares, including any applicable sales charge, for purposes of determining whether or which level of sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares or Institutional Class shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Revenue Sharing, Networking and Sub-Transfer Agency Fees

Alpine may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in a Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing arrangements are separately negotiated.

The payments are made by Alpine out of its profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a Fund, Alpine benefits from the increase in fund assets as a result of the fees Alpine receives from the Fund.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the distribution and shareholder servicing plan (where applicable), also benefit Alpine and other service providers to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for services such as networking, sub-transfer agency, administrative, recordkeeping and shareholder services. Administrative fees may be paid to a financial intermediary that undertakes, for example, shareholder communications on behalf of a Fund. Recordkeeping services may include maintenance of shareholder accounts by a financial intermediary. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of a Fund’s shareholders serviced by such financial intermediaries, or (2) the number of a Fund’s shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, Alpine may pay a portion of the fees for these services at its own expense and out of its own profits.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Funds. Each Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Qualified dividend income and other capital gain distributions are taxable at long-term capital gain rates (15% for individuals with income below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with income at one of those amounts that is long-term capital gain, and 0% at certain income levels; the above income thresholds are adjusted annually for inflation), regardless of how long you have held your shares in the Funds. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. A Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Taxable distributions and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” includes, among other things, interest, dividends and gross income and net gains derived from passive activities and trading securities.

Further, a 30% withholding tax is currently imposed on dividends and, beginning in 2017, will be imposed on redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A Fund will report to the Internal Revenue Service the amount of sale proceeds that a shareholder receives from selling Fund shares. If a shareholder acquires shares on or after January 1, 2012 (or in some cases on or after January 1, 2011) and subsequently sells them, a Fund must also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale (i.e., short-term or long-term). Generally speaking, a shareholder’s basis is the purchase price of the shares, adjusted by certain fees, distributions and other transactions. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account when the shares were at different prices), that Fund will generally report the basis of the shares held the longest by the shareholder in that account unless the shareholder specifically identifies which shares were sold. A Fund may also use the “average basis” method, in which it reports the basis as an average of the shareholder’s total basis of Fund shares in any given account. A shareholder may elect to use this method as well, even if a Fund chooses a different default method. A shareholder who wishes to make such an election or who wishes to specifically identify shares that will be sold must do so in writing.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of Institutional Class shares of the Acquiring Fund to the shareholders of the Target Fund in redemption and cancellation of the Target Fund shares and (3) the termination of the Target Fund as a series of the Trust. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on October 23, 2015, or on such later date as the parties may agree (“Closing Date”).

The number of full and fractional shares of the Acquiring Fund to be received by a Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As soon as reasonably practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record within each share class, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding class of the Acquiring Fund received by the Target Fund in the Reorganization, and will terminate as a series of the Trust. The distribution of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will thereafter be redeemed.

After such distribution, the Target Fund will take all necessary steps under Massachusetts law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date without penalty to either Fund if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund, and (b) the Funds receive the opinion of Willkie Farr & Gallagher LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, provided, however, that following the Meeting, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Agreement and Plan of Reorganization, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting of shareholders, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Additional Information about the Target Fund and the Acquiring Fund—Voting Information” below.

Description of the Acquiring Fund’s Shares

Institutional Class shareholders of the Target Fund of record as of the Closing Date will receive Institutional Class shares of the Acquiring Fund. Each such share will be duly authorized, fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board for consideration at a Board meeting held on July 31, 2015, and was unanimously approved at that meeting. Following extensive discussions of the expected advantages and disadvantages to the Target Fund, based on its evaluation of all material factors, including those described below, the Board, including all of the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of the Target Fund; and (2) the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Target Fund’s Board considered a number of factors in recommending the Reorganization, including the following:

•	the recommendations of Alpine with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are expected to result from the Reorganization;

•	the advantages and disadvantages to shareholders of the Target Fund expected to result from the Reorganization;

•	the benefits to Alpine expected to result from the Reorganization;

•	the fact that Alpine will pay for all of the costs and expenses on behalf of the Target Fund solely and directly in connection with the Reorganization;

•	the annual fund operating expenses and fees that Target Fund shareholders are expected to pay as shareholders of the Acquiring Fund after the Reorganization;

•	the fact that the Reorganization would constitute a tax-free reorganization; and

•	the similarities and differences in the investment objectives and principal investment strategies, policies and risks of the Acquiring Fund and the Target Fund.

The Board considered the expected benefits to Alpine. If the Reorganization of the Target Fund is approved by its shareholders and is consummated, Alpine is expected to achieve higher profitability due to decreased costs. Alpine is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and reimbursements of expenses. To the extent that the Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, produce better performance and make the Funds more attractive investment vehicles to the investing public, Alpine will benefit from the increased revenues of rising asset levels.

The Board considered that, based on recent asset levels, the Target Fund pays an effective investment advisory fee at the rate of 1.00% of average daily net assets, which is the same as the Acquiring Fund’s effective investment advisory fee. The Board also considered that, effective as of the Closing Date of the Reorganization, the Acquiring Fund will pay a monthly advisory fee computed at the annual rates of 1.00% of the average daily net assets of a Fund on the first $750 million of assets, 0.90% of the average daily net assets of a Fund on the next $250 million in assets, and 0.80% of the average daily net assets of a Fund in excess of $1 billion. This is the same advisory fee structure that the Target Fund has. In addition, the Board considered that, following the Reorganization, Target Fund shareholders would be shareholders in the Combined Fund that is expected to have higher net assets and lower gross and net total operating expense ratios for Institutional Class shares. The Board also considered that the Target Fund currently does not have contractual expense limitations in place, but that Alpine has agreed to cap, effective from the Closing Date of the Reorganization through March 1, 2017, the net total operating expenses (including 12b-1 fees, but excluding brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Combined Fund to 1.45% of the average net assets of Class A shares and 1.20% of the average net assets of the Institutional Class shares. Please see “Summary—Comparison of Fees and Expenses” in this Proxy Statement/Prospectus for more information on contractual fee waiver and/or expense reimbursements.

The Acquiring Fund outperformed the Target Fund for the one-, three-, and five-year and since inception periods ended June 30, 2015. The Acquiring Fund had $224.82 million in assets, whereas the Target Fund had $55.73 million in assets as of June 30, 2015. The Board considered the Target Fund’s growth prospects, and determined that it did not expect the Target Fund to experience significant growth in the foreseeable future. The Board also considered alternatives to the Reorganization, such as maintenance of the status quo and a liquidation of the Target Fund. The Board determined that a liquidation was not in the best interests of shareholders because a liquidation would result in a taxable event for those shareholders who do not hold Target Fund shares in tax-advantaged accounts, while the Reorganization is expected to be tax-free and would allow shareholders of the Target Fund the opportunity to continue to participate in investing in the Alpine fund family.

The proposed Reorganization was presented to the Board, on behalf of the Acquiring Fund, for consideration at a Board meeting held on July 31, 2015. The Board, on behalf of the Acquiring Fund, including all of the Independent Board Members, determined that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquiring Fund’s shareholders.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties to the Reorganization Agreement (other than Alpine) of an opinion from Willkie Farr & Gallagher LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund shares in complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of a Target Fund asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code;

(iii) No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund shares exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets on the date of the exchange;

(vi) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(vii) The basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(vii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

The opinion will not express an opinion as to the tax effects to the Target Fund, the Acquiring Fund or the respective shareholders of each from the marking to market of certain categories of assets or from any other gain required to be recognized due to the closing of the taxable year of the Target Fund at the time of the Reorganization.

While neither of the Funds is aware of any adverse state, local or foreign tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences, and shareholders should consult their own tax advisers with respect to such matters.

Immediately prior to the Reorganization, the Target Fund will pay a dividend or dividends, which, together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date. Such dividends will be included in the taxable income of each of the Target Fund’s shareholders.

TERMINATION OF THE TARGET FUND

If the Reorganization of the Target Fund is effected, the Target Fund will be terminated as a series of the Trust. If the Reorganization is not approved by shareholders, the Target Fund will remain a series of the Trust and the Board may consider other alternatives.

PORTFOLIO SECURITIES

After shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, it is currently anticipated that the Target Fund will sell approximately 98% of its assets in connection with the Reorganization in order to better align with the Acquiring Fund’s investment strategies. This estimate is subject to change based on market conditions and other factors. During this period, the Target Fund will not seek to comply with its stated investment policies or limitations. The tax impact of such sales will depend on the difference between the price at which such portfolio securities are sold and the Target Fund’s tax basis in such securities. Any net capital gains recognized on these sales are not expected to be distributed to Target Fund shareholders due to substantial capital loss carryforwards. As of September 10, 2015, it is anticipated that, in connection with the repositioning of the Target Fund’s portfolio prior to the Reorganization, the Target Fund will realize approximately $505,288 in capital losses as a result of these sales, of which $126,226 or $0.058 per share is expected to be short-term capital gain and $631,154 or $0.288 per share is expected to be long-term capital losses. The portion of the portfolio securities to be sold and the tax consequences related to those sales are estimates based on, among other things, historical data and current market conditions, and are subject to change. Any anticipated realized gains or losses in connection with this repositioning are in addition to any gains or losses realized by the Target Fund during the fiscal year that are unrelated to the Reorganization. The Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income not previously distributed for taxable years ending on or prior to the Closing Date. It is currently anticipated that transaction costs of approximately $73,615 or $0.0336 per share (based on the outstanding shares of the Target Fund as of September 10, 2015) would be incurred as a result of the repositioning of its portfolio securities in connection with the Reorganization; however, these estimates are subject to change. These costs will be borne by Alpine.

INFORMATION ABOUT MANAGEMENT OF THE TARGET FUND AND THE ACQUIRING FUND

Alpine, with offices at 2500 Westchester Avenue, Purchase, New York 10577, is each Fund’s investment adviser. Under the general supervision of the Board, Alpine carries out the investment and reinvestment of the managed assets of the Funds, furnishes continuously an investment program with respect to the Funds, determines which securities should be purchased, sold or exchanged, and implements such determinations. Alpine provides investment advice to the Funds and furnishes office facilities, equipment and personnel for servicing the investments of the Funds.

Alpine is a privately owned investment management firm that manages a family of open-end mutual funds, closed-end funds, unregistered funds and offers individualized services for institutional clients. Alpine began conducting business in March 1998 and together with its affiliated entities, had approximately $4 billion in assets under management as of July 31, 2015. Alpine is a Delaware limited liability company organized and all membership interests in Alpine are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner.

Legal Proceedings

On February 7, 2011, Alpine and its Chief Executive Officer, Mr. Samuel A. Lieber, settled administrative proceedings brought by the SEC. The settlement relates to Alpine’s record-keeping, compliance policies and procedures and disclosures—particularly, in relation to initial public offering investment activities—during the period February 1, 2006 through January 31, 2008, and the violations alleged in the order pertain to statutory provisions and SEC rules that are non-fraud based. In the settlement, Alpine and Mr. Lieber agreed, without admitting or denying the findings in the administrative order, to the entry of an order requiring it to cease and desist from committing or causing any violations and any future violations of certain statutory provisions and SEC rules that relate to fund disclosures, books and records and compliance policies and procedures. Alpine consented to a censure and to pay the SEC a civil monetary penalty of $650,000. Mr. Lieber consented to pay the SEC a civil monetary penalty of $65,000. The settlement does not impose any restriction on Alpine’s business or on Mr. Lieber’s continued ability to serve as the CEO of Alpine or as manager of any fund portfolios. In the order, the SEC acknowledged that, both before and during the SEC staff’s investigation, and before the settlement, Alpine already had made a number of significant changes to, and enhancements of, its personnel, policies, and procedures concerning the matters involved in the proceedings. No other current or former Alpine-related entities or employees are subject to the SEC order.

Management of the Target Fund

The Target Fund pays a monthly advisory fee computed at the annual rates of 1.00% of the average daily net assets of the Target Fund on the first $750 million of assets, 0.90% of the average daily net assets of the Target Fund on the next $250 million in assets, and 0.80% of the average daily net assets of the Target Fund in excess of $1 billion.

For the fiscal year ended October 31, 2014, the Target Fund paid an aggregate investment advisory fee, net of any applicable waivers, to Alpine of 1.00% of its average daily net assets.

Information about the factors considered by the Board in approving the investment advisory agreement with Alpine is contained in the semiannual report for the Target Fund for the period ended April 30, 2015.

Mr. Samuel Lieber, Chief Executive Officer of Alpine, is the portfolio manager primarily responsible for the investment decisions of the Target Fund and has managed the Target Fund since its inception. Mr. Lieber founded Alpine with his father, Stephen A. Lieber. Prior to forming Alpine, Mr. Lieber spent thirteen years at Evergreen Asset Management Corp., first as an analyst, later as a portfolio manager. He has over 29 years of investment industry experience.

The Target Fund SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any Fund shares held by the portfolio manager.

Management of the Acquiring Fund

The Acquiring Fund currently pays a monthly advisory fee computed at the annual rate of 1.00% of the average daily net assets of the Fund. The Board has approved Alpine’s proposal for the Acquiring Fund’s advisory fee to include breakpoint based on assets under management to match that of the Target Fund. Effective as of the Closing Date of the Reorganization, the Acquiring Fund will pay a monthly advisory fee computed at the annual rates of 1.00% of the average daily net assets of the Acquiring Fund on the first $750 million of assets, 0.90% of the average daily net assets of the Acquiring Fund on the next $250 million in assets, and 0.80% of the average daily net assets of the Acquiring Fund in excess of $1 billion.

For the fiscal year ended October 31, 2014, the Acquiring Fund paid an aggregate investment advisory fee, net of any applicable waivers, to Alpine of 1.00% of its average daily net assets.

Information about the factors considered by the Board in approving the investment advisory agreement with Alpine is contained in the semiannual report for the Acquiring Fund for the period ended April 30, 2015.

Mr. Joshua Duitz, Portfolio Manager of Alpine, and Mr. Samuel Lieber, Chief Executive Officer of Alpine, are the co-portfolio managers primarily responsible for the investment decisions of the Acquiring Fund and have both managed the Acquiring Fund since its inception. Mr. Duitz joined Alpine in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities. Mr. Duitz is a Certified Public Accountant, who spent four years with Arthur Andersen, LLP in the Financial Markets Audit Division. Mr. Lieber founded Alpine with his father, Stephen A. Lieber. Prior to forming Alpine, Mr. Lieber spent thirteen years at Evergreen Asset Management Corp., first as an analyst, later as a portfolio manager. He has over 29 years of investment industry experience.

The Acquiring Fund’s portfolio managers will manage the assets of the Combined Fund if the Reorganization is approved and consummated. The Acquiring Fund’s SAI provides information about the compensation of the portfolio managers, other accounts they manage and any Fund shares held by the portfolio managers.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Information about the Target Fund and the Acquiring Fund is included in the Funds’ Prospectuses, Fund SAIs, annual reports and semiannual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by writing the Funds at Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266, by accessing the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of the Target Fund and the Acquiring Fund is October 31, 2014.

The financial highlights of the Acquiring Fund contained in Appendix C, except for the financial highlights for the semiannual period ended April 30, 2015, which are unaudited, have been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm.

Historical performance of each Fund is detailed in Appendix D of this Proxy Statement/Prospectus.

Distribution Arrangements

Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Target Fund’s and the Acquiring Fund’s distributor.

The Trust has adopted a shareholder services and distribution plan applicable to the Acquiring Fund. Under the plan, the Acquiring Fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Institutional Class shares are not subject to distribution and/or service fees under the plan.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of April 30, 2015, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table
Alpine Cyclical Advantage Property Fund and Alpine Global Infrastructure Fund
(Unaudited)

	Alpine Cyclical Advantage Property Fund(Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Alpine Global Infrustructure Fund
Institutional Class:
Net Assets	$58,888,861	$203,992,445			$262,881,306
Shares Outstanding	2,230,013	9,939,042	639,815	(a)	$12,808,870
Net Asset Value Per Share	$26.41	$20.52			$20.52

(a)	Adjustment to reflect increase of shares based on Acquiring Fund’s NAV.

Shareholder Rights and Obligations

Each Fund is a series of the Trust, a Massachusetts business trust. Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Board may determine.

Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Board may determine. Each Fund may involuntarily redeem a shareholder’s shares for tax purposes, to close small accounts, or to reimburse the Trust for failure to pay for shares or other charges. Each Fund may also involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder.

Other Business

The Board of the Target Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Shareholder Communications with the Board

Shareholders may contact the Trustees directly by contacting the Secretary of the Trust at the principal executive offices of the Trust with such request. Such correspondence should be sent to Andrew Pappert, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Voting Information

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Target Fund’s Board to be exercised at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and a proxy card, are first being mailed to shareholders of the Target Fund on or about September 16, 2015 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Please see Appendix E to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Target Fund a subsequently executed proxy or by attending the Meeting and voting in person.. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Alpine will pay for all of the costs solely and directly related to the Reorganization, including any proxy solicitation costs (“Reorganization Costs”), on behalf of the Target Fund and the Acquiring Fund.

Estimated Reorganization Costs are as follows: Legal—$150,000, Audit—$10,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs — $7,500.

Solicitation may be made by letter or telephone by officers or employees of Alpine, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Target Fund to obtain authorization for the execution of proxies. The Target Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. Alpine, on behalf of the Target Fund, has retained AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that AST Fund Solutions, LLC will be paid approximately $600, which is included in the amount above, for such solicitation services, to be borne by Alpine as described above. AST Fund Solutions, LLC may solicit proxies personally and by telephone.

Quorum

In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Trust on the record date entitled to vote on a matter.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization Agreement, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof of one vote for each whole share (or fractional share). You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 25% of the Target Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which may determine the outcome of the vote. Shares of the Target Fund held by institutes and charitable trusts overseen by the principals of Alpine, but for which they do not maintain a beneficial ownership interest, will be voted in proportion to the total votes received from shareholders who are not principals of Alpine, their family members or affiliates of Alpine. Proxies relating to shares of the Target Fund held by clients of Alpine’s affiliates will be passed through to those clients so that those clients will vote with respect to the Reorganization.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

In the event that a quorum shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Reorganization Agreement are not received, the Meeting may be adjourned from time to time by the affirmative vote of a majority of shares present in person or by proxy at the Meeting to a date not more than 120 days after the originally scheduled meeting, without notice other than announcement at the Meeting. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. If the Meeting is adjourned, the Closing Date of the Reorganization is subject to change to a later date.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Target Fund must be received at the offices of the Trust, c/o Andrew Pappert, Secretary of the Trust, Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577 at a reasonable time before the Target Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Institutional Class shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Class	Total Shares Outstanding
Institutional Class	2,193,570.828

To the knowledge of the Funds, as of the Record Date, except as set forth on Appendix F, no person owned beneficially or of record 5% or more of any class of the Target Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of the Record Date, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund (not including Mr. Samuel Lieber). You should be aware that the principals of Alpine and their family members and Alpine’s affiliates beneficially own and have voting authority of over 25% of the Target Fund’s outstanding voting securities (as of June 30, 2015), and such shares are expected to be voted in favor of the Reorganization, which may determine the outcome of the vote. Shares of the Target Fund held by institutes and charitable trusts overseen by the principals of Alpine, but for which they do not maintain a beneficial ownership interest, will be voted in proportion to the total votes received from shareholders who are not principals of Alpine, their family members or affiliates of Alpine. Proxies relating to shares of the Target Fund held by clients of Alpine’s affiliates will be passed through to those clients so that those clients will vote with respect to the Reorganization.

THE BOARD OF THE TARGET FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Andrew Pappert Secretary Alpine Equity Trust

APPENDIX A

Dates of Prospectuses, Funds Statement of
Additional Information and Shareholder Reports

Fund	Summary Prospectus Dated	Prospectus and Fund SAI Dated	Shareholder Report Dated
Alpine Cyclical Advantage Property Fund	February 27, 2015 (filed on March 4, 2015) Accession No. 0001398344-15-001458	February 27, 2015 (filed on February 27, 2015) Accession No. 0001398344-15-001275	October 31, 2014 (filed on January 8, 2015) Accession No. 0000930413-15-000098 (Annual Report) April 30, 2015 (filed on July 2, 2015) Accession No. 0000930413-15-002983 (Semiannual Report)
Alpine Global Infrastructure Fund	February 27, 2015 (filed on March 4, 2015) Accession No. 0001398344-15-001467	February 27, 2015 (filed on February 27, 2015) Accession No. 0001398344-15-001275	October 31, 2014 (filed on January 8, 2015) Accession No. 0000930413-15-000098 (Annual Report) April 30, 2015 (filed on July 2, 2015) Accession No. 0000930413-15-002983 (Semiannual Report)

A-1

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

ALPINE GLOBAL INFRASTRUCTURE FUND AND
 ALPINE CYCLICAL ADVANTAGE PROPERTY FUND

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2015, by and between Alpine Equity Trust, a Massachusetts business trust (the “Trust”), with its principal place of business at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, on behalf of its series Alpine Global Infrastructure Fund (the “Acquiring Fund” or a “Fund”), and on behalf of its series Alpine Cyclical Advantage Property Fund (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 9.2 hereof, Alpine Woods Capital Investors, LLC (“Alpine”).

WHEREAS, each of the Acquiring Fund and the Target Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for Institutional shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the outstanding shares of beneficial interest in the Target Fund (the “Target Fund Shares”) and the subsequent redemption of the Target Fund Shares and dissolution and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to the Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by Alpine pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid), (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) its net capital gain as defined in the Code, if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, redeem shares of the Target Fund and (c) dissolve and terminate the Target Fund as a series of the Trust in accordance with Massachusetts law. Such distribution and redemption shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Trust adopted in good faith by the Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [October 23, 2015], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of Alpine or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct Boston Financial Data Services, Inc., in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Massachusetts law or of the Declaration or the bylaws, as amended, of the Trust (the “Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been previously communicated, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with the power under its Declaration, to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Massachusetts law or the Declaration or Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (and for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (and for the latter year expects to be) eligible to compute and has computed (and for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Massachusetts law and (b) terminate the Target Fund as a series of the Trust as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Trust shall not change the Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Massachusetts law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than Alpine) shall have received the opinion of Willkie Farr & Gallagher LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund and the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) the basis in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such Assets in the hands of the Target Fund immediately prior to the Closing increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding periods in the hands of the Acquiring Fund of the Assets transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized in the Reorganization, will include the periods during which the respective Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Willkie Farr & Gallagher LLP of representations it shall request of the Trust, on behalf of each of the Target Fund and the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. BROKER FEES AND EXPENSES

9.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Alpine will pay for all of the expenses and the out-of-pocket costs and expenses incurred by the Target Fund and the Acquiring Fund solely and directly in connection with the Reorganization. Such costs and expenses include the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs, the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization, the costs of related prospectus disclosure changes and the costs of printing and mailing a supplement to the prospectus of the Target Fund to shareholders of the Target Fund, along with postage costs. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust agrees that it has not, on behalf of either the Acquiring Fund or the Target Fund, made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The covenants to be performed after the Closing by the Trust shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of Alpine set forth in paragraph 9.2 shall survive termination of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust at its address set forth in the preamble to this Agreement, to the attention of its President.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund and the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

ALPINE EQUITY TRUST,
on behalf of its series ALPINE GLOBAL INFRASTRUCTURE FUND

By: _________________________
Name:
Title:

ALPINE EQUITY TRUST,
on behalf of its series ALPINE CYCLICAL ADVANTAGE PROPERTY FUND

By: _________________________
Name:
Title:

Solely for purposes of paragraph 9.2 of the Agreement:
ALPINE WOODS CAPITAL INVESTORS, LLC

By: _________________________
Name:
Title:

SCHEDULE 4.1

[None.]

APPENDIX C

FINANCIAL HIGHLIGHTS OF ALPINE GLOBAL INFRASTRUCTURE FUND

The financial highlights tables are intended to help you understand the Acquiring Fund’s financial performance for Institutional Class shares for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the Acquiring Fund’s financial statements, which, except for the financial highlights for the semiannual period ended April 30, 2015, which are unaudited, have been audited by the Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s Annual Report, which are available free of charge, on the Acquiring Fund’s website.

	Six Months Ended April 30, 2015
			Years Ended
			October 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Institutional Class:
Net asset value per share, beginning of period	$20.14		$19.24	$15.93	$14.32	$15.98	$13.38
Income from investment operations:
Net investment income	0.60		0.60	0.71	0.65	0.61	0.43
Net realized and unrealized gain (loss)	0.33		1.36	3.25	1.60	(0.72)	3.40
Total from investment operations	0.93		1.96	3.96	2.25	(0.11)	3.83
Redemption fees	0.00	(a)	0.00 (a)	0.01	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income		(0.36)	(0.71)	(0.66)	(0.64)	(0.99)	(0.20)
From net realized gains		(0.19)	(0.35)	—	—	(0.55)	(1.03)
Tax return of capital	—		—	—	—	(0.01)	—
Total distributions		(0.55)	(1.06)	(0.66)	(0.64)	(1.55)	(1.23)
Net asset value per share, end of period	$20.52		$20.14	$19.24	$15.93	$14.32	$15.98
Total return	4.79	%(b)	10.52%	25.35%	16.09%	(1.03)%	30.23%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$203,992		$185,904	$125,277	$46,998	$29,028	$2,245
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.17	%(d)	1.21%	1.24%	1.33%	1.59%	3.03%
After waivers and/or expense reimbursements (e)	1.17	%(d)	1.21%	1.24%	1.33%	1.35%	1.35%
Ratio of net investment income to average net assets	4.24	%(d)	3.14%	4.18%	4.30%	4.17%	3.40%
Portfolio turnover (f)	53	%(b)	109%	147%	148%	189%	402%

(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)
Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.17% for the six months ended April 30, 2015, and 1.21%, 1.24%, 1.33%, 1.59% and 3.03% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(d)	Annualized.
(e)
Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.17% for the six months ended April 30, 2015, and 1.21%, 1.24%, 1.33%, 1.35%, and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

C-1

APPENDIX D

HISTORICAL PERFORMANCE FOR EACH FUND

ALPINE CYCLICAL ADVANTAGE PROPERTY FUND

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as Investor Class). The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Cyclical Advantage Property Fund
Total Returns as of 12/31 Each Year
Institutional Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
43.14%	06/30/09	(37.55)%	12/31/08

Average Annual Total Returns
(For the periods ending December 31, 2014)
Alpine Cyclical Advantage Property Fund – Institutional Class	1 Year	5 Years	10 Years	Since Inception (9/1/1993)
Return Before Taxes	(1.32)%	7.54%	(2.34)%	7.88%
Return After Taxes on Distributions	(2.45)%	7.04%	(2.84)%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares	(0.59)%	5.76%	(1.64)%	6.32%
FTSE EPRA/NAREIT® Global Index (reflects no deduction for fees, expenses or taxes)	14.73%	10.92%	N/A	N/A
S&P Developed Property Net TR IndexTM (reflects no deduction for fees, expenses or taxes)	14.25%	11.60%	6.01%	N/A
Lipper Global Real Estate Funds Average	14.63%	10.75%	5.11%	8.98%(1)

(1)	The Lipper Global Real Estate Funds Average reflects the annualized return from September 2, 1993 through December 31, 2014.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ALPINE GLOBAL INFRASTRUCTURE FUND

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. The Fund’s past performance benefitted significantly from IPOs and secondary offerings of certain issuers and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Global Infrastructure Fund
Total Returns as of 12/31 Each Year
Institutional Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund

Best Quarter		Worst Quarter
20.62%	6/30/09	(18.62)%	9/30/11

Average Annual Total Returns
(For the periods ending December 31, 2014)

Alpine Global Infrastructure Fund – Institutional Class	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	6.90%	12.53%	17.57%	11/3/2008
Return After Taxes on Distributions	5.23%	11.02%	15.81%
Return After Taxes on Distributions and Sale of Fund Shares	4.32%	9.60%	13.87%
Alpine Global Infrastructure Fund – Class A	0.83%	N/A	14.48%	12/30/2011
S&P Global Infrastructure IndexTM (reflects no deduction for fees, expenses or taxes)	12.98%	8.90%	11.36%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	4.16%	9.17%	12.10%
Lipper Global Infrastructure Funds Average	9.73%	11.14%	13.83%(1)

(1)	The Lipper Global Infrastructure Funds Average reflects a return from November 6, 2008 to December 31, 2014.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

APPENDIX E

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION		VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith Estate of Jane Smith	John B. Smith, Executor

E-1

APPENDIX F

5% SHAREHOLDERS OF THE TARGET FUND AND THE ACQUIRING FUND

To the knowledge of the Funds, as of August 25, 2015, the following persons owned beneficially or of record 5% or more of such Fund’s outstanding shares:

Alpine Cyclical Advantage Property Fund

Class	Name and Address	Percent Ownership
Institutional Class	Essel Foundation c/o Alpine Woods Capital Investors, LLC 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	25.72%
Institutional Class	RBC Capital Markets LLC Lieber Institute Inc. 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	11.81%
Institutional Class	Constance E. Lieber c/o Alpine Woods Capital Investors, LLC 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	8.04%
Institutional Class	Charles Schwab & Co. Inc. Special Customer Account for Benefit of Customers 211 Main St San Francisco, CA 94105-1905	6.65%
Institutional Class	RBC Capital Markets Corp FBO Stephen A. Lieber 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	5.37%
Institutional Class	Samuel A. Lieber c/o Alpine Woods Capital Investors, LLC 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	5.21%

Alpine Global Infrastructure Fund

Class	Name and Address	Percent Ownership
Institutional Class	Charles Schwab & Co. Inc. Special Customer Account for Benefit of Customers 211 Main St San Francisco, CA 94105-1905	10.79%
Institutional Class	UBS WM USA 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	8.56%
Institutional Class	Independence Trust 325 Bridge St. PO Box 682188 Franklin, TN 37068-2188	8.47%
Institutional Class	Reliance Trust Company PO Box 48529 Atlanta, GA 30362-1529	6.18%
Class A	UBS WM USA 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	23.14%
Class A	Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	12.03%
Class A	LPL Financial Omnibus Customer Account 4707 Executive Dr San Diego, CA 92121-3091	5.56%

F-1

APPENDIX G

FUNDAMENTAL INVESTMENT POLICIES

Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Diversification. With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Diversification. With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.
Same
Underwriting. The Fund may not engage in the business of underwriting securities of other issuers.
Underwriting. The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.
The policies are essentially the same reflecting the fact that the Funds may not engage in the business of underwriting securities issued by other persons.
Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.	Interests in Oil, Gas or Other Mineral Exploration or Development Programs. The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.	Same
Concentration in Any One Industry. The Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its assets in such securities during periods of adverse economic conditions in the real estate industry.
	Concentration in Any One Industry. The Fund will concentrate its investments in infrastructure-related issuers	The Target Fund concentrates its investments in the real estate industry. The Acquiring Fund concentrates its investments in the infrastructure industry.
Short Sales. The Fund may effect short sales of securities subject to the limitation that the Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

Short Sales. The Fund may effect short sales of securities subject to the limitation that the Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

Same

Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Lending of Funds and Securities. The Fund may not make loans of money or securities, except to the extent that the Fund may lend money through the purchase of permitted investments, including repurchase agreements.

The Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

Lending of Funds and Securities. The Fund may not make loans of money or securities, except to the extent that the Fund may lend money through the purchase of permitted investments, including repurchase agreements.

The Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.
Same
Commodities. The Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Funds’ fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

Commodities. The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit a Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Funds’ fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

The Target Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments.
The Acquiring Fund may not purchase, sell or invest in commodities.
Both Funds may invest in securities backed by commodities.

Real Estate. The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Real Estate. The Fund may not purchase or invest in real estate or interests in real estate (although the Fund may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

Both Funds may not purchase or invest in real estate.

The Target Fund may invest in securities of companies that are engaged in the real estate business

The Acquiring Fund may purchase securities secured by real estate.

Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Differences between the Target Fund and the Acquiring Fund
Borrowing, Senior Securities, Reverse Repurchase Agreements. The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).

Borrowing, Senior Securities, Reverse Repurchase Agreements. The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).

Same
Pledging Assets. The Fund may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

Pledging Assets. The Fund may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.
Same
Investment Objective. The investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.	Investment Objective. The investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.	Same

ALPINE EQUITY TRUST
Alpine Global Infrastructure Fund

STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 16, 2015

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Alpine Cyclical Advantage Property Fund	Alpine Global Infrastructure Fund

c/o Boston Financial Data Services, Inc. PO Box 8061 Boston, MA 02266 1-888-785-5578	c/o Boston Financial Data Services, Inc. PO Box 8061 Boston, MA 02266 1-888-785-5578

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 16, 2015, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Alpine Cyclical Advantage Property Fund (the “Target Fund”), a series of Alpine Equity Trust, a Massachusetts business trust (the “Trust”), in exchange for the assumption of all of the Target Fund’s liabilities by, and for shares of, Alpine Global Infrastructure Fund (the “Acquiring Fund”), also a series of the Trust, having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-888-785-5578. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Information	S-3

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the offices of Alpine Woods Capital Advisor, LLC, 2500 Westchester Avenue, Purchase, New York 10577, on October 16, 2015, at 10:30 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated September 16, 2015, consists of this cover page, the accompanying pro forma financial information and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of the Acquiring Fund and the Target Fund:

Date and Filing Date	Accession Number
February 27, 2015 (filed on February 27, 2015)	0001398344-15-001275

The financial statements of the Acquiring Fund and the Target Fund and related independent registered public accounting firm’s report as included in the Funds’ Annual Report filed for the year ended October 31, 2014:

Year Ended/Filing Date	Accession Number
October 31, 2014 (filed on January 8, 2015)	0000930413-15-000098

The financial statements of the Acquiring Fund and the Target Fund as included in the Funds’ Semiannual Report filed for the period ended April 30, 2015:

Period Ended/Filing Date	Accession Number
April 30, 2015 (filed on July 2, 2015)	0000930413-15-002983

PRO FORMA FINANCIAL INFORMATION

Pro forma condensed combined financial statements of the Funds are provided on the following pages.

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2015 (Unaudited)

	Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Alpine Global Infrastructure Fund

Investments, at value	$59,211,572	$231,102,225	$-		$290,313,797
Other assets less liabilities	$(322,711)	$175,233	$-		$(147,478)
Total Net assets	$58,888,861	$231,277,458	$-		$290,166,319

Net Assets
Institutional Class	$58,888,861	$203,992,445	$-		$262,881,306
Class A	$-	$27,285,013	$-		$27,285,013
Total Net assets	$58,888,861	$231,277,458	$-		$290,166,319
Share Outstanding
Institutional Class	2,230,013	9,939,042	639,815	(a)	12,808,870
Class A		1,331,673			1,331,673

Net Asset Value per Share
Institutional Class	26.41	20.52			20.52
Class A		20.49			20.49

(a)	Adjustment to reflect increase of shares based on the Acquiring Fund’s NAV.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2015 (UNAUDITED)

	Alpine Cyclical Advantage Property Fund (Target Fund)	Alpine Global Infrastructure Fund (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Alpine Global Infrastructure Fund

Investment Income:
Interest and dividend income	$1,609,501	$8,905,608	-		$10,515,109
Total Investment Income	1,609,501	8,905,608			10,515,109
Expenses
Investment advisory fee	579,092	2,082,477	-		2,661,569
Transfer agent fees	111,109	84,694	-		195,803
Accounting and custody	34,790	65,700	-		100,490
Audit and tax fees	30,221	46,653	(35,662	)(a)	41,212
Administration fee	16,550	52,264	(8,396	)(b)	60,418
Distribution fees - Class A	-	65,648	-		65,648
Registration and filing fees	18,407	41,958	(18,407	)(a)	41,958
Printing and mailing fees	18,859	41,116	(5,398	)(a)	54,577
Trustee fees	9,208	31,582	-		40,790
Interest Exp	38,395	466	-		38,861
Other fees	9,215	27,912	(14,017	)(a)	23,110
Legal fees	8,206	14,869	(1,225	)(a)	21,850

Total expenses before reductions	874,052	2,555,339	(83,105)		3,346,286
Less: Fee waivers and /or expense reimbursements	-	-	-		-
Net expenses	874,052	2,555,339	(83,105)		3,346,286
Net investment income (loss)	735,449	6,350,269	83,105		7,168,823

Net Realized and Unrealized Gain (Loss)

Net realized gain/(loss) from:
Investments	5,566,146	4,431,149	-		9,997,295
Foreign currency transactions	981,358	2,311,424	-		3,292,782
Net realized gain from investments and foreign currency	6,547,504	6,742,573	-		13,290,077

Change in net unrealized appreciation/(depreciation) on: (c)
Investments	(2,533,927)	3,757,880	-		1,223,953
Foreign currency translations	(95,660)	1,387,314	-		1,291,654
Net gain(loss) on investments and foreign currency	(2,629,587)	5,145,194	-		2,515,607
Increase in net assets from operations.	$4,653,366	$18,238,036	$83,105		$22,974,507

(a)	Decrease in expenses based on elimination of redundant fees for the Pro Forma Combined Fund.
(b)	To restate administration fees using rates for the Pro Forma Combined Fund at the combined average daily net assets of the Target Fund and the Acquiring Fund.
(c)
The impact of the potential realized gains or losses associated with currently contemplated securities sales that may be made in connection with the Reorganization is not included in the Pro Forma Adjustments and Pro Forma Combined Fund columns.

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS
As of April 30, 2015 (Unaudited)

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
Common Stocks-93.5%
Asia-21.1%
China-10.4%
Beijing Enterprises Water Group, Ltd. (a)	-	$ -	2,494,000	$ 2,146,297	2,494,000	$ 2,146,297
China CNR Corp., Ltd.-Class H (a)(b)	-	-	802,000	1,647,347	802,000	1,647,347
China Everbright International, Ltd.	-	-	949,000	1,777,871	949,000	1,777,871
China Merchants Holdings International Co., Ltd.	-	-	565,000	2,576,946	565,000	2,576,946
China Overseas Grand Oceans Group, Ltd. *	500,000	299,334	-	-	500,000	299,334
China Overseas Land & Investment, Ltd. *	150,000	627,052	-	-	150,000	627,052
China Railway Construction Corp., Ltd.-Class H	-	-	978,000	1,965,956	978,000	1,965,956
China Resources Gas Group, Ltd.	-	-	784,000	2,746,334	784,000	2,746,334
China Resources Land, Ltd. *	161,666	590,300	-	-	161,666	590,300
China Resources Power Holdings Co., Ltd.	-	-	562,000	1,707,634	562,000	1,707,634
China South City Holdings, Ltd. *	800,000	354,039	-	-	800,000	354,039
China State Construction International Holdings, Ltd.	350,000	681,887	1,232,972	2,402,136	1,582,972	3,084,023
China Vanke Co., Ltd.-Class H (a)	180,000	477,256	-	-	180,000	477,256
COSCO Pacific, Ltd.	-	-	1,525,000	2,408,345	1,525,000	2,408,345
Country Garden Holdings Co., Ltd. *	500,000	270,303	-	-	500,000	270,303
Dalian Wanda Commercial Properties Co., Ltd.-Class H (a)(b) *	40,000	328,493	-	-	40,000	328,493
E-House China Holdings, Ltd.-ADR (c) *	80,000	544,000	-	-	80,000	544,000
Guangshen Railway Co., Ltd.-Class H	-	-	2,886,000	1,928,828	2,886,000	1,928,828
KWG Property Holding, Ltd. *	250,000	254,821	-	-	250,000	254,821
Longfor Properties Co., Ltd. *	550,000	949,481	-	-	550,000	949,481
Shimao Property Holdings, Ltd. *	200,000	472,741	-	-	200,000	472,741
Sino-Ocean Land Holdings, Ltd. *	500,000	419,325	-	-	500,000	419,325
Sunac China Holdings, Ltd. *	750,000	992,833	-	-	750,000	992,833
Zhejiang Expressway Co., Ltd.-Class H	-	-	1,084,100	1,734,437	1,084,100	1,734,437

Total China		7,261,865		23,042,131		30,303,996

Hong Kong-0.2%
Sun Hung Kai Properties, Ltd. *	35,000	583,442	-	-	35,000	583,442

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
Indonesia-1.8%
PT Bakrieland Development TBK (a) *	33,380,487	128,758	63,500,000	244,937	96,880,487	373,695
PT Jasa Marga Persero TBK	-	-	3,720,000	1,779,286	3,720,000	1,779,286
PT Pakuwon Jati TBK *	9,642,857	325,830	-	-	9,642,857	325,830
PT Tower Bersama Infrastructure TBK	-	-	4,003,500	2,617,525	4,003,500	2,617,525

Total Hong Kong		454,588		4,641,748		5,096,336

Japan-4.6%
Daito Trust Construction Co., Ltd. *	5,000	585,218	-	-	5,000	585,218
East Japan Railway Co.	-	-	34,800	3,087,990	34,800	3,087,990
GLP J-REIT *	158	162,499	-	-	158	162,499
Hulic Co., Ltd. *	98,000	1,057,973	-	-	98,000	1,057,973
Ichigo Group Holdings Co., Ltd. *	400,000	1,108,878	-	-	400,000	1,108,878
Invincible Investment Corp. *	1,768	926,941	-	-	1,768	926,941
Japan Airlines Co., Ltd.	-	-	53,000	1,775,545	53,000	1,775,545
Kenedix, Inc. *	354,573	1,422,449	-	-	354,573	1,422,449
Mitsubishi Estate Co., Ltd. *	45,000	1,063,945	-	-	45,000	1,063,945
Mitsui Fudosan Co., Ltd. *	37,396	1,115,459	-	-	37,396	1,115,459
Sumitomo Realty & Development Co., Ltd. *	18,000	699,799	-	-	18,000	699,799
TOC Co., Ltd. *	50,000	383,585	-	-	50,000	383,585

Total Japan		8,526,746		4,863,535		13,390,281

Philippines-2.0%
Ayala Land, Inc. *	746,539	647,962	-	-	746,539	647,962
International Container Terminal Services, Inc.	-	-	956,100	2,361,801	956,100	2,361,801
Megaworld Corp.	10,000,000	1,190,209	-	-	10,000,000	1,190,209
Robinsons Land Corp. *	1,401,363	942,529	-	-	1,401,363	942,529
SM Prime Holdings, Inc. *	1,275,000	534,280	-	-	1,275,000	534,280

Total Philippines		3,314,980		2,361,801		5,676,781

Singapore-0.2%
Global Logistic Properties, Ltd. *	280,000	581,923	-	-	280,000	581,923

Thailand-1.4%
BTS Rail Mass Transit Growth Infrastructure Fund	-	-	5,115,000	1,613,711	5,115,000	1,613,711
Central Pattana PCL *	430,000	547,854	-	-	430,000	547,854

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
Jasmine Broadband Internet Infrastructure Fund	-	-	4,900,000	1,404,672	4,900,000	1,404,672
Minor International PCL *	253,000	253,269	-	-	253,000	253,269
TICON Industrial Connection PCL *	569,550	259,161	-	-	569,550	259,161

Total Thailand		1,060,284		3,018,383		4,078,667

United Arab Emirates-0.5%
DAMAC Properties Dubai Co. PJSC (a) *	507,691	451,994	-	-	507,691	451,994
Emaar Malls Group PJSC (a) *	250,889	219,949	-	-	250,889	219,949
Emaar Properties PJSC *	320,000	717,897	-	-	320,000	717,897

Total United Arab Emirates		1,389,840		-		1,389,840

Total Asia (Cost $48,238,926)		23,173,668		37,927,598		61,101,266

Europe-27.2%
Austria-0.1%
Immofinanz AG (a) *	154,121	255,594	-	-	154,121	255,594

France-7.5%
Aeroports de Paris	-	-	20,000	2,466,901	20,000	2,466,901
Eutelsat Communications SA	-	-	102,400	3,573,573	102,400	3,573,573
Groupe Eurotunnel SE	-	-	189,800	3,046,506	189,800	3,046,506
Nexity SA *	30,000	1,319,461	-	-	30,000	1,319,461
Suez Environnement Co.	-	-	142,000	2,901,893	142,000	2,901,893
Veolia Environnement SA	-	-	183,000	3,887,711	183,000	3,887,711
Vinci SA	-	-	76,300	4,696,619	76,300	4,696,619

Total France		1,319,461		20,573,203		21,892,664

Germany-3.2%
DIC Asset AG *	30,414	307,797	-	-	30,414	307,797
Fraport AG Frankfurt Airport Services Worldwide	-	-	50,200	3,190,939	50,200	3,190,939
Hamburger Hafen und Logistik AG	-	-	108,800	2,403,007	108,800	2,403,007
HeidelbergCement AG	-	-	32,600	2,520,248	32,600	2,520,248
TAG Immobilien AG *	26,110	335,394	-	-	26,110	335,394

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
TLG Immobilien AG (a) *	29,677	498,176	-	-	29,677	498,176

Total Germany		1,141,367		8,114,194		9,255,561

Ireland-0.6%
Dalata Hotel Group PLC (a) *	230,000	929,720	-	-	230,000	929,720
Green REIT PLC *	259,242	458,466	-	-	259,242	458,466
Irish Residential Properties REIT PLC *	370,000	444,121	-	-	370,000	444,121

Total Ireland		1,832,307		-		1,832,307

Italy-2.2%
Atlantia SpA	-	-	116,000	3,274,500	116,000	3,274,500
Enel SpA	-	-	320,000	1,522,045	320,000	1,522,045
Societa Iniziative Autostradali e Servizi SpA	-	-	127,300	1,473,699	127,300	1,473,699

Total Italy		-		6,270,244		6,270,244

Netherlands-2.4%
Koninklijke KPN NV	-	-	828,200	3,077,185	828,200	3,077,185
Koninklijke Vopak NV	-	-	73,600	3,870,940	73,600	3,870,940

Total Netherlands		-		6,948,125		6,948,125

Norway-0.1%
Entra ASA (b) *	26,000	266,744	-	-	26,000	266,744

Portugal-1.1%
NOS SGPS	-	-	417,300	3,045,674	417,300	3,045,674

Spain-3.5%
Abengoa SA-B Shares	-	-	774,200	2,520,131	774,200	2,520,131
Abertis Infraestructuras SA	-	-	229,500	4,242,933	229,500	4,242,933
Hispania Activos Inmobiliarios SAU (a) *	25,000	356,505	-	-	25,000	356,505
Lar Espana Real Estate Socimi SA (a) *	20,000	235,798	-	-	20,000	235,798
Merlin Properties Socimi SA (a) *	24,000	328,097	-	-	24,000	328,097
Saeta Yield SA (a)	-	-	214,700	2,413,169	214,700	2,413,169

Total Spain		920,400		9,176,233		10,096,633

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
United Kingdom-6.5%
Abengoa Yield PLC	-	-	99,200	3,363,872	99,200	3,363,872
BT Group PLC-ADR	-	-	40,400	2,823,152	40,400	2,823,152
Ferrovial SA	-	-	224,968	5,127,887	224,968	5,127,887
Great Portland Estates PLC *	23,000	281,557	-	-	23,000	281,557
Land Securities Group PLC *	28,000	536,820	-	-	28,000	536,820
Londonmetric Property PLC *	60,000	151,965	-	-	60,000	151,965
LXB Retail Properties PLC (a) *	778,923	1,700,807	-	-	778,923	1,700,807
National Grid PLC-ADR	-	-	32,300	2,177,989	32,300	2,177,989
Quintain Estates & Development PLC (a) *	202,853	298,924	-	-	202,853	298,924
Regus PLC *	175,000	670,219	-	-	175,000	670,219
Savills PLC *	50,000	635,874	-	-	50,000	635,874
The British Land Co. PLC *	50,000	638,943	-	-	50,000	638,943
The Unite Group PLC *	64,064	589,046	-	-	64,064	589,046

Total United Kingdom		5,504,155		13,492,900		18,997,055

Total Europe (Cost $68,669,202)		11,240,028		67,620,573		78,860,601

North & South America-45.2%
Brazil-3.0%
CCR SA	-	-	259,100	1,427,525	259,100	1,427,525
Cia de Saneamento Basico do Estado de Sao Paulo-ADR	-	-	267,300	1,574,397	267,300	1,574,397
Cosan Logistica SA (a)	-	-	1,902,600	1,515,538	1,902,600	1,515,538
Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (b)(c) *	15,000	182,058	-	-	15,000	182,058
Direcional Engenharia SA *	201,912	427,554	-	-	201,912	427,554
EcoRodovias Infraestrutura e Logistica SA	-	-	568,800	1,674,524	568,800	1,674,524
General Shopping Brasil SA (a) *	40,000	71,027	-	-	40,000	71,027
JHSF Participacoes SA *	135,000	84,236	-	-	135,000	84,236
Multiplan Empreendimentos Imobiliarios SA *	14,000	246,270	-	-	14,000	246,270
Sao Carlos Empreendimentos e Participacoes SA *	57,060	614,546	-	-	57,060	614,546
Tegma Gestao Logistica	-	-	195,000	977,281	195,000	977,281

Total Brazil		1,625,691		7,169,265		8,794,956

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
Canada-3.4%
Canadian Pacific Railway, Ltd.	-	-	24,900	4,745,442	24,900	4,745,442
Enbridge, Inc.	-	-	95,600	4,996,714	95,600	4,996,714

Total Canada		-		9,742,156		9,742,156

Colombia-1.0%
Millicom International Cellular SA-SDR	-	-	37,400	2,921,682	37,400	2,921,682

Mexico-5.2%
Concentradora Fibra Hotelera Mexicana SA de CV *	300,000	397,536	-	-	300,000	397,536
Corp. Inmobiliaria Vesta SAB de CV *	314,009	589,458	-	-	314,009	589,458
Empresas ICA SAB de CV-ADR (a)	-	-	492,800	1,754,368	492,800	1,754,368
Fibra Uno Administracion SA de CV *	210,383	524,655	-	-	210,383	524,655
Grupo Aeroportuario del Sureste SAB de CV-ADR (a)	-	-	20,500	2,963,685	20,500	2,963,685
Hoteles City Express SAB de CV (a) *	399,212	608,888	-	-	399,212	608,888
Infraestructura Energetica Nova SAB de CV	-	-	475,800	2,776,895	475,800	2,776,895
OHL Mexico SAB de CV (a)	-	-	2,649,300	5,353,168	2,649,300	5,353,168

Total Mexico		2,120,537		12,848,116		14,968,653

Peru-0.5%
Grana y Montero SA-ADR		-	182,100	1,460,442	182,100	1,460,442

United States-32.1%
Altisource Residential Corp. (c) *	45,667	874,523	-	-	45,667	874,523
American Capital Mortgage Investment Corp. (c) *	25,000	438,500	-	-	25,000	438,500
American Realty Capital Properties, Inc. (c) *	15,750	142,222	-	-	15,750	142,222
American Tower Corp.	-	-	49,000	4,631,970	49,000	4,631,970
American Water Works Co., Inc.	-	-	41,600	2,268,032	41,600	2,268,032
AT&T, Inc.	-	-	75,200	2,604,928	75,200	2,604,928
AvalonBay Communities, Inc. (c) *	5,000	821,700	-	-	5,000	821,700
Boston Properties, Inc. (c) *	4,000	529,240	-	-	4,000	529,240
Century Communities, Inc. (a)(c) *	30,000	573,600	-	-	30,000	573,600
CMS Energy Corp.	-	-	59,700	2,025,621	59,700	2,025,621
Colony Capital, Inc.-Class A (c) *	70,000	1,813,700	-	-	70,000	1,813,700
Comcast Corp.-Class A	-	-	41,500	2,397,040	41,500	2,397,040

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
Corrections Corp. of America	-	-	67,300	2,475,967	67,300	2,475,967
Crown Castle International Corp.	-	-	42,500	3,550,025	42,500	3,550,025
DISH Network Corp.-Class A (a)	-	-	45,700	3,092,062	45,700	3,092,062
Dominion Resources, Inc.	-	-	37,400	2,680,832	37,400	2,680,832
DR Horton, Inc. (c) *	50,000	1,270,000	-	-	50,000	1,270,000
DTE Energy Co.	-	-	27,700	2,205,751	27,700	2,205,751
Eversource Energy	-	-	32,400	1,579,824	32,400	1,579,824
Exelon Corp.	-	-	68,000	2,313,360	68,000	2,313,360
Extended Stay America, Inc. (c) *	38,745	784,974	-	-	38,745	784,974
Genesee & Wyoming, Inc.-Class A (a)	-	-	40,900	3,801,655	40,900	3,801,655
Great Lakes Dredge & Dock Corp. (a)	-	-	275,000	1,595,000	275,000	1,595,000
Hilton Worldwide Holdings, Inc. (a) *	25,909	750,325	-	-	25,909	750,325
ITC Holdings Corp.	-	-	52,800	1,900,800	52,800	1,900,800
Itron, Inc. (a)	-	-	30,000	1,075,800	30,000	1,075,800
Kilroy Realty Corp. (c) *	9,000	638,910	-	-	9,000	638,910
La Quinta Holdings, Inc. (a)(c) *	15,000	361,200	-	-	15,000	361,200
Lennar Corp.-Class A (c) *	15,000	687,000	-	-	15,000	687,000
LGI Homes, Inc. (a)(c) *	50,000	823,500	-	-	50,000	823,500
MasTec, Inc. (a)	-	-	137,200	2,461,368	137,200	2,461,368
Meritage Homes Corp. (a)(c) *	5,166	220,950	-	-	5,166	220,950
NextEra Energy, Inc.	-	-	27,600	2,785,668	27,600	2,785,668
NorthStar Realty Finance Corp. *	20,000	375,200	-	-	20,000	375,200
NRG Energy, Inc.	-	-	54,500	1,375,580	54,500	1,375,580
Pattern Energy Group, Inc.	-	-	116,600	3,379,068	116,600	3,379,068
Progressive Waste Solutions, Ltd.	-	-	96,600	2,792,706	96,600	2,792,706
Ryland Group, Inc. (c) *	12,000	494,640	-	-	12,000	494,640
SemGroup Corp.-Class A	-	-	34,400	2,896,136	34,400	2,896,136
Simon Property Group, Inc. (c) *	1,923	349,005	-	-	1,923	349,005
Starwood Hotels & Resorts Worldwide, Inc. (c) *	6,000	515,700	-	-	6,000	515,700
Starwood Property Trust, Inc. (c) *	75,045	1,801,830	-	-	75,045	1,801,830
Starwood Waypoint Residential Trust (c) *	25,009	643,732	-	-	25,009	643,732
Taylor Morrison Home Corp.-Class A (a) *	30,000	555,600	-	-	30,000	555,600
T-Mobile U.S., Inc. (a)	-	-	103,100	3,509,524	103,100	3,509,524
The Geo Group, Inc.	-	-	115,500	4,504,500	115,500	4,504,500
The Howard Hughes Corp. (a)(c) *	5,000	742,350	-	-	5,000	742,350
The Williams Cos., Inc.	-	-	82,600	4,228,294	82,600	4,228,294
TravelCenters of America LLC (a)	-	-	126,000	2,164,680	126,000	2,164,680
Two Harbors Investment Corp. (c) *	117,912	1,238,076	-	-	117,912	1,238,076
Union Pacific Corp.	-	-	43,300	4,599,759	43,300	4,599,759

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
WCI Communities, Inc. (a)(c) *	40,000	930,000	-	-	40,000	930,000

Total United States		18,376,477		74,895,950		93,272,427

Total North & South America (Cost $126,846,550)		22,122,705		109,037,611		131,160,316

Total Common Stocks (Cost $243,754,678)		56,536,401		214,585,782		271,122,183

Equity-Linked Structured Notes-2.9%
Asia-2.9%
India-2.9%
Adani Ports and Special Economic Zone -Macquarie Bank, Ltd.	-	-	600,000	3,013,461	600,000	3,013,461
DB Realty, Ltd.-Macquarie Bank, Ltd. (a) *	400,000	405,888	-	-	400,000	405,888
Dewan Housing Finance Corp.-Macquarie Bank, Ltd. *	62,370	438,893	-	-	62,370	438,893
Kolte-Patil Developers, Ltd.-Macquarie Bank, Ltd. *	193,000	651,943	-	-	193,000	651,943
Power Grid Corp. of India, Ltd.-Macquarie Bank, Ltd.	-	-	1,261,800	2,822,982	1,261,800	2,822,982
Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd. *	120,000	460,993	-	-	120,000	460,993
Sobha, Ltd.-Macquarie Bank, Ltd. *	110,000	679,241	-	-	110,000	679,241

Total India		2,636,958		5,836,443		8,473,401

Total Asia (Cost $5,957,537)		2,636,958		5,836,443		8,473,401

Total Equity-Linked Structured Notes (Cost $5,957,537)		2,636,958		5,836,443		8,473,401

Rights-0.0% (d)
Europe-0.0% (d)
Spain-0.0% (d)
Merlin Properties Socimi SA *	24,000	36,650	-	-	24,000	36,650
Expiration: May 12, 2015
Exercise Price: EUR 9.50

Total Europe (Cost $0)		36,650		-		36,650

	Alpine Cyclical Advantage Property Fund (Target Fund)		Alpine Global Infrastructure Fund (Acquiring Fund)		Pro Forma Combined Alpine Global Infrastructure Fund
Security Description	Shares	Value	Shares	Value	Shares	Value
Total Rights (Cost $0)		36,650		-		36,650

Warrants-0.0% (d)
Asia-0.0% (d)
Thailand-0.0% (d)
Minor International PCL *	11,500	1,563	-	-	11,500	1,563
Expiration: November 03, 2017
Exercise Price: THB 40.00

Total Asia (Cost $0)		1,563		-		1,563

Total Warrants (Cost $0)		1,563		-		1,563

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
Short-Term Investment-3.7%
State Street Eurodollar Time Deposit, 0.01%	$ -	0	$10,680,000	10,680,000	$10,680,000	10,680,000

Total Short-Term Investment (Cost $10,680,000)		0		10,680,000		10,680,000

Total Investments (Cost $260,392,215)-100.1%		59,211,572		231,102,225		290,313,797
Liabilities in Excess of Other Assets-(0.1)%		-322,711		175,233		-147,478

TOTAL NET ASSETS 100.0%		$58,888,861		$231,277,458		$290,166,319

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.8% of the Fund’s net assets.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	Amount is less than 0.05%.
*
It is currently anticipated that the security, or a portion of the security, may be disposed of prior to the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the Reorganization and will be at the discretion of Alpine Woods Capital Investors, LLC, the Funds’ investment adviser.

ADR-American Depositary Receipt
AG-Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA-Allmennaksjeselskap is the Norwegian term for a public limited company.
NV-Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PCL-Public Company Limited
PJSC-Public Joint Stock Company

PLC-Public Limited Company
REIT-Real Estate Investment Trust
SA-Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV-Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.
SAB de CV-Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.
SAU-Sociedad Anonima Unipersonal
SDR-Swedish Depositary Receipt
SE-SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA-Societa' Per Azioni is an Italian shared company.
TBK-Indonesian city of Tanjung Balai Karimun
THB-Thailand Baht

Notes to Pro Forma Condensed Combined Financial Statements
April 30, 2015

1. Basis of Presentation:

The accompanying unaudited Pro Forma Combined Schedule of Investments and unaudited Pro Forma Combined Statement of Assets and Liabilities reflect balances as of April 30, 2015 and the unaudited Pro Forma Combined Statement of Operations reflect results for the twelve months ended April 30, 2015. The unaudited pro forma financial statements are presented to show the effect of the proposed merger of Alpine Cyclical Advantage Property Fund (the “Target Fund”) into Alpine Global Infrastructure Fund (the “Acquiring Fund”), the accounting survivor, as if the merger had occurred on the first day of the year presented (May 1, 2014).

The unaudited pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Target Fund in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in this Statement of Additional Information (“SAI”). Both the Target Fund and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI. The Reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

After shareholder approval of the Reorganization, but before the Closing Date of the Reorganization, it is currently anticipated that the Target Fund will sell approximately 98% of its assets in connection with the Reorganization in order to better align with the Acquiring Fund’s investment strategies. This estimate is subject to change based on market conditions and other factors. It is currently anticipated that transaction costs of approximately $73,615 or $0.0366 per share (based on the outstanding shares of the Target Fund as of September 10, 2015) would be incurred as a result of the repositioning of its portfolio securities in connection with the Reorganization; however, these estimates are subject to change. These costs will be borne by the Adviser.

2. Valuation of Securities:

The net asset value (“NAV”) of shares of the Target Fund and Acquiring Fund are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds' NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation or, lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security's trading currency to the equity-linked structured note's settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

Fair Value Measurement:

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 - Unadjusted quoted prices in active markets for identical investments.

Level 2 - Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 - Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

3. Merger Costs

Alpine Woods Capital Investors, LLC has agreed to pay the legal and other costs associated with each Fund’s participation in the Reorganization. Estimated Reorganization Costs are as follows: Legal—$150,000, Audit—$10,000; and Printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs — $7,500.

4. Pro Forma Operating Expenses:

The Pro Forma Condensed Combined Statement of Operations for the twelve month period ended April 30, 2015, as adjusted, giving effect to the Agreement and Plan of Reorganization reflects changes in expenses of the Target Fund as if the Reorganization was consummated on May 1, 2014. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations. Effective the Closing Date of the Reorganization through March 1, 2017, the Adviser has agreed to reimburse the Combined Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.45% of the  Combined Fund’s Class A shares average daily net assets and 1.20% of the Combined Fund’s Institutional Class shares average daily net assets.

5. Capital Share Transactions:

The unaudited pro forma net asset value per share assumes the issuance of additional shares of the Acquiring Fund which would have been issued on April 30, 2015 in connection with the proposed merger. Shareholders of the Target Fund would become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the Target Fund. The amount of additional shares assumed to be issued was calculated based on the April 30, 2015 net assets of the Target Fund and the net asset value per share of the Acquiring Fund as disclosed within the Pro Forma Condensed Combined Statement of Assets and Liabilities (unaudited).

6. Federal and Other Income Taxes:

It is each Fund's policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Funds' financial statements. The Funds' Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

7. Subsequent Event:

Effective June 25, 2015, Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to each series (the “Funds”) of the Alpine Equity Trust (Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, and Alpine Global Infrastructure Fund) (the “Trust”). The Board of Trustees of the Trust approved the dismissal upon recommendation by the Audit Committee of the Board.

D&T’s reports on the Funds’ financial statements for the two most recent fiscal years ended October 31, 2014 and October 31, 2013 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years ended October 31, 2014 and October 31, 2013 and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 25, 2015, upon recommendation of the Audit Committee of the Trust’s Board of Trustees, the Trust’s Board of Trustees approved the engagement of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2015. The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, D&T.

During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, and during the period from the end of the most recently completed fiscal year through the date of this semi-annual report neither the Funds, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a “disagreement” (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a “reportable event” (as described in paragraph (a)(1)(v) of said Item 304).